Income Taxes (FASB ASC 740 Income Taxes) (Tables)	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Schedule of Components of Net Deferred Tax Assets and Liabilities

The components of the net deferred tax assets and liabilities as of December 31, 2023 and 2022, which include the correction of an immaterial deferred tax error of approximately $1.4 million in the stock compensation component and the corresponding valuation allowance for the same amount as of December 31, 2022, consist of the following:

	(in thousands)
Deferred tax assets:	December 31,
	2023	2022
Net operating losses	$25,114	$19,674
Research and Development costs	3,517	7,647
Amortization & depreciation	6,791	2,342
R&D credits	1,376	744
Other	137	77
Right of use asset	6	2
Stock compensation	1,479	1,472
Total deferred tax assets	38,420	31,958

Less: Valuation allowance	(36,816)	(30,840)
Deferred tax assets, net	$1,604	$1,118

Schedule of Effective Tax Rate and Statutory Tax Rate

Reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate is as follows (in thousands):

Pre Tax Book Loss	$(28,962)

Federal Rate	(6,082)	21.0%
State Taxes	(2,244)	7.75%
Other Perms	(83)	0.29%
RTP	(8)	0.03%
Income Tax Income	(479)	1.65%
State Rate Change	618	-2.13%
R&D	(272)	0.94%
State NOL	—	0.00%
NJ NOL True Up	1,123	-3.88%
Stock Compensation True Up	(1,347)	4.65%
Fixed Assets True Up	925	-3.19%
Other	(22)	0.08%
NOL Refund VA True Up	486	-1.68%

Valuation Allowance	7,385	-25.50%

Total	$—	0.0%